UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential,  for use of the  Commission  Only (as  permitted  by Rule 14a
    6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive  Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                               PARKE BANCORP, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange  Act Rules  14a-6(i)(1)  and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3) Per unit  price  or other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                           [PARKE BANCORP LETTERHEAD]











November 18, 2005

Dear Fellow Shareholder:

         On behalf of the Board of Directors and management of Parke Bancorp, Inc., we invite you to attend a Special Meeting of Shareholders to be held at our main office, 601 Delsea Drive, Washington Township, New Jersey, on December 20, 2005, at 2:00 p.m. The attached Notice of Special Meeting and Proxy Statement describe the formal business to be transacted at the Meeting.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE- PAID RETURN ENVELOPE AS QUICKLY AS POSSIBLE. This will not prevent you from voting in person at the meeting, but will assure that your vote is counted if you are unable to attend the meeting.

                                           Sincerely,

                                           /s/Vito S. Pantilione

                                           Vito S. Pantilione
                                           President and Chief Executive Officer

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                               PARKE BANCORP, INC.
                                601 DELSEA DRIVE
                      WASHINGTON TOWNSHIP, NEW JERSEY 08080
--------------------------------------------------------------------------------

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                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 20, 2005
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of Parke Bancorp, Inc. (the "Company") will be held at the main office of the Company, 601 Delsea Drive, Washington Township, New Jersey, on December 20, 2005, at 2:00 p.m. The Meeting is for the purpose of considering and acting upon the following matters:

         1.       The  approval of the Parke  Bancorp,  Inc.  2005 Stock  Option
                  Plan; and

         2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         Action may be taken on the foregoing proposal at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on November 14, 2005, as the record date for determination of the shareholders entitled to vote at the Meeting and any adjournments thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. IF YOU ARE PRESENT AT THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              David O. Middlebrook
                                              Corporate Secretary


Washington Township, New Jersey
November 18, 2005

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IMPORTANT:  THE PROMPT  RETURN OF PROXIES  WILL SAVE THE  COMPANY THE EXPENSE OF
FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
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

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                                 PROXY STATEMENT
                                       OF
                               PARKE BANCORP, INC.
                                601 DELSEA DRIVE
                      WASHINGTON TOWNSHIP, NEW JERSEY 08080
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                         SPECIAL MEETING OF SHAREHOLDERS
                                DECEMBER 20, 2005

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                                     GENERAL
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         This Proxy Statement is furnished in connection  with the  solicitation of proxies by the Board of Directors of Parke Bancorp, Inc. (the "Company"), the bank holding company of Parke Bank, a New Jersey chartered commercial bank (the "Bank"), to be used at a Special Meeting of Shareholders of the Company which will be held at the main office of the Company, 601 Delsea Drive, Washington Township, New Jersey, on December 20, 2005, at 2:00 p.m. (the "Meeting"). The accompanying Notice of Special Meeting and this Proxy Statement are being first mailed to shareholders on or about November 18, 2005.

         At the Meeting, shareholders will consider and vote upon the approval of the Parke Bancorp, Inc. 2005 Stock Option Plan (the "Stock Option Plan" or the "Plan").

         The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxyholder the discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

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                       VOTING AND REVOCABILITY OF PROXIES
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         Shareholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a shareholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted as specified thereon. If no specification is made, signed proxies will be voted "FOR" the approval of the Stock Option Plan . The proxy confers discretionary authority on the persons named thereon to vote with respect to matters incident to the conduct of the Meeting.

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                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Shareholders of record as of the close of business on November 14, 2005 (the "Record Date"), are entitled to one vote for each share of Common Stock then held. As of the Record Date, the Company had 2,299,010 shares of Common Stock issued and outstanding.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. With respect to any matter, broker non- votes (i.e., shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter) will be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposal at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         With respect to the proposal to approve the Stock Option Plan (the "Proposal"), a shareholder may, by checking the appropriate box: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) vote to "ABSTAIN" on the item. Approval of the Plan requires the affirmative vote of a majority of the votes actually cast in person or by proxy at the Meeting. Abstentions and broker non-votes will have no effect on the Proposal.

         Concerning any other matters that may properly come before the Meeting, unless otherwise required by law, all such matters shall be determined by a majority of votes cast affirmatively or negatively without regard to broker non-votes or proxies marked "ABSTAIN" as to that matter.

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth the number of shares of Common Stock beneficially owned as of the Record Date by each director, each executive officer named in the Summary Compensation Table, each person or group known to management (based on filings pursuant to Section 13(d) or (g) under the Securities Exchange Act of 1934, as amended (the "1934 Act")) to beneficially own more than 5% of the Common Stock as of the Record Date and all executive officers and directors as a group. Unless otherwise noted, the address of each director and executive officer named below is c/o the Company, 601 Delsea Drive, Washington Township, New Jersey 08080.

                                                                             Percent of Shares of
                                                Amount and Nature of             Common Stock
Name and Address of Beneficial Owner           Beneficial Ownership(1)           Outstanding
------------------------------------           -----------------------           -----------

Fred G. Choate................................          660                           *

Daniel J. Dalton..............................        57,222(2)                      2.5%

Ernest D. Huggard.............................        53,427(3)                      2.3%

David O. Middlebrook..........................        21,704(4)                       *

Vito S. Pantilione............................       136,230(5)                      6.0%

Celestino R. Pennoni..........................       124,908(6)                      5.4%

Banc Fund V L.P. and
    Banc Fund VI L.P.
208 S. LaSalle Street
Chicago, IL 60604.............................       163,920(7)                      7.1%

Jeffrey H. Kripitz
c/o Park Bancorp, Inc.
601 Delsea Drive
Washington Township, NJ 08080.................       150,043(8)                      6.5%

                                                                             Percent of Shares of
                                                Amount and Nature of             Common Stock
Name and Address of Beneficial Owner           Beneficial Ownership(1)           Outstanding
------------------------------------           -----------------------           -----------


                                                     394,151(9)                     29.6%
All directors and executive officers
    as a group (6 persons)....................

---------------------------
 *       Less than 1%
(1) Includes shares of Common Stock held directly, as well as by spouses or minor children, in trust and other indirect beneficial ownership.
(2) Includes 10,500 shares of Common Stock which may be acquired pursuant to the exercise of warrants within 60 days of the Record Date.
(3) Includes 26,690 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date and 7,226 shares of Common Stock which may be acquired pursuant to the exercise of warrants within 60 days of the Record Date.
(4) Includes 18,770 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date and 264 shares of Common Stock which may be acquired pursuant to the exercise of warrants within 60 days of the Record Date.
(5) Includes 69,031 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date and 33,656 shares of Common Stock which may be acquired pursuant to the exercise of warrants within 60 days of the Record Date.
(6) Includes 36,696 shares of Common Stock which may be acquired pursuant to the exercise of warrants within 60 days of the Record Date.
(7) This information is based solely on Schedule 13G, dated February 14, 2005, filed with the Securities and Exchange Commission by Banc Fund V L.P. and Banc Fund VI L.P. According to the Schedule 13G, Charles J. Moore, the controlling person of each of Banc Fund V L.P. and Banc Fund VI L.P., exercises sole voting and dispositive power with respect to all of these shares.
(8) This information is based solely on information as of November 9, 2005 provided to the Company by Mr. Kripitz, a director of the Bank. Includes 24,391 shares of Common Stock which may be acquired pursuant to the exercise of warrants within 60 days of the Record Date.
(9) Includes 114,491 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date and 88,342 shares of Common Stock which may be acquired pursuant to the exercise of warrants within 60 days of the Record Date.

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                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Compensation of Directors

         Board Fees. Directors receive no compensation for their service on the Board of Directors of the Company, but each director of the Company is also a director of the Bank. Each director of the Bank, other than the Chairman and Vice Chairman, is paid a fee of $300 per meeting. The Chairman and Vice Chairman of the Bank's Board of Directors receive a fee of $650 and $430, respectively, per meeting. The total fees paid to directors of the Company for the year ended December 31, 2004 were approximately $51,800. Mr. Pantilione, who also serves as President and Chief Executive Officer of the Company and the Bank, does not receive compensation as a director.

Executive Compensation

         Summary Compensation Table. The following table sets forth the compensation awarded to or earned by the Bank's President, Chief Financial Officer and Senior Loan Officer for the three years ended December 31, 2004. No other officer received a total annual salary and bonus in excess of $100,000 for 2004.

                                                                     Annual               Long-Term Compensation
                                                                  Compensation                   Awards
                                                          ----------------------------  ----------------------------
                                                                                                         Securities
                                                                                        Restricted       Underlying
                                          Fiscal                                          Stock          Options/       All Other
Name and Principal Position                Year             Salary            Bonus       Awards           SARs(#)   Compensation(1)
---------------------------                ----             ------            -----       ------           -------   ---------------
Vito S. Pantilione, President and          2004            $210,000         $105,000          -              600           $4,200
  Chief Executive Officer                  2003             195,000           97,500          -           13,299            4,000
                                           2002             175,000           87,500          -            7,872            2,745
Ernest D. Huggard, Senior Vice             2004            $113,750          $25,000          -            2,400           $2,415
  President and Chief Financial            2003             110,000           15,000          -            9,900            2,500
   Officer                                 2002              95,000           25,000          -            8,580            1,994
David O. Middlebrook, Senior               2004             $94,500          $22,500          -            2,400           $1,961
  Vice President, Senior Loan              2003              85,000           28,000          -            6,600            2,260
   Officer and Corporate                   2002              72,000           10,000          -            4,620           11,308
   Secretary

-------------------------
(1) For the year ended December 31, 2004, consists of Bank's contribution to the individual's simple IRA account of $4,200, $2,415 and $1,961, respectively, to Messrs. Pantilione, Huggard and Middlebrook.

         Employment Agreements. The Bank has entered into an employment agreement with Mr. Pantilione. Mr. Pantilione's base salary under the employment agreement for the year ended December 31, 2004 was $210,000. Mr. Pantilione's employment agreement has a term of three years that is automatically extended for one year on January 1st of each year, unless notice of termination of the automatic extension is given in accordance with the terms of the employment agreement. The employment agreement may be terminated by the Bank for "cause" as defined in the agreement. If the Bank terminates Mr. Pantilione's employment without just cause, he will be entitled to a continuation of his salary from the date of termination through the remaining term of the agreement. The employment agreement contains a provision stating that after Mr. Pantilione's employment is terminated in connection with any change in control, he will be paid a lump sum amount equal to the balance of the annual compensation due under the agreement plus an amount equal to 3.0 times the highest rate of bonus awarded to him during the three years prior to such termination. If payment had been made under the agreement as of December 31, 2004, the payment to Mr. Pantilione would have equaled approximately $945,000. The employment agreement also grants the right of the employee, within six months following a termination without cause or a voluntary termination by the employee for good reason, to require the Bank to repurchase all of the employee's shares of Common Stock of the Bank then owned by the employee at the closing price of such stock on the business day immediately preceding the date of notice of the employee's exercise of this right. The employment agreement also contains an agreement not to compete with the Bank which restricts certain post-employment activities of the employee within the Counties of Gloucester, Camden, Salem or Cumberland, New Jersey, for two years following termination of employment with the Bank.

         Supplemental Executive Retirement Plan ("SERP"). The Bank implemented a SERP program effective January 1, 2003. Vito S. Pantilione, President, Ernest D. Huggard, Senior Vice President, and David O. Middlebrook, Senior Vice President, are each participants in the SERP. Under the SERP, retirement benefits are payable to such participant commencing upon retirement after attainment of age 60 at the rate of 50% of their highest base salary paid while an employee of the Bank for the remainder of their life. If such retirement benefit payments are made for less than ten years, a survivor benefit will continue to be paid for the balance of such ten year period. Such benefits are in addition to any social security benefits. Upon a change of control of the Bank prior to the date of retirement of a participant, all benefits shall be deemed earned and non-forfeitable as if such participant had attained his or her retirement date at age 60. A participant may elect to retire after age 55 and such benefits payable shall be actuarially reduced to reflect the earlier payment commencement date. If a participant dies prior to age 60 while employed by the Bank, a survivor benefit will be paid equal to 100% of the participant's highest salary for one year and 50% of such salary for four additional years. Benefits under the plan may be paid in the form of a lump-sum on an actuarially equivalent basis. For the year ended December 31, 2004, the Bank had total accrued plan expense of $206,809 with respect to benefits payable under the SERP. Benefits under the SERP will be a tax deductible expense to the Bank at the time that actual benefit payments are made. The Bank has invested in various life insurance agreements (commonly known as BOLI, for bank-owned life insurance) with policy proceeds payable to the Bank in the event of the death of plan participants. Such insurance proceeds and earnings related to such investments are anticipated to exceed any plan costs related to benefit payments.

         Stock Options. The following table sets forth information concerning options granted to the executive officers named in the Summary Compensation Table during the fiscal year ended December 31, 2004. The Bank has not granted to the named executive officers any stock appreciation rights.

                                               Option Grants in Last Fiscal Year
                      ---------------------------------------------------------------------------
                                         Individual Grants
-------------------------------------------------------------------------------------------------
                                 Number of         % of Total
                                Securities           Options
                        Underlying Granted to Exercise or
                                  Option          Employees in      Base Price       Expiration
Name                            Granted (#)        Fiscal Year        ($/Sh)            Date
----                            -----------        -----------        ------            ----
Vito S. Pantilione                  600               4.9%            $15.00          Feb. 2014
Ernest D. Huggard                 2,400              19.6%            $15.00          Feb. 2014
David O. Middlebrook              2,400              19.6%            $15.00          Feb. 2014

         The following table sets forth information concerning options held by the executive officers named in the Summary Compensation Table as of December 31, 2004. The Bank has not granted to the named executive officers any stock appreciation rights.

                                AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                       AND FISCAL YEAR END OPTION/SAR VALUES


                                                                      Number of Securities
                                            Shares                   Underlying Unexercised       Value of Unexercised
                                           Acquired                       Options/SARs          in-the-Money Options/SARs
                             Average          on         Value         at Fiscal Year-End          at Fiscal Year-End
                             Exercise      Exercise     Realized               (#)                         ($)
Name                          Price          (#)          ($)       Exercisable/Unexercisable  Exercisable/Unexercisable(1)
----                          -----          ---          ---       -------------------------  ----------------------------

Vito S. Pantilione            $8.40          N/A          N/A               64,031/0                   $677,448/0

Ernest D. Huggard             $9.64          N/A          N/A               23,190/0                   $216,595/0
                              $10.06         N/A          N/A               15,270/0                   $136,208/0
David O. Middlebrook

------------------
(1) Based on $18.98 per share, the closing price of the Bank's common stock on December 31, 2004.

--------------------------------------------------------------------------------
                PROPOSAL I - APPROVAL OF THE PARKE BANCORP, INC.
                             2005 STOCK OPTION PLAN
--------------------------------------------------------------------------------

         General. The Board of Directors has adopted the Parke Bancorp, Inc. 2005 Stock Option Plan (the "Plan"), subject to approval by the Company's stockholders. The purpose of the Plan is to provide incentives and rewards to officers, employees and directors that contribute to the success and growth of the Company and its subsidiaries, including the Bank, and to assist all these entities in attracting and retaining directors, executives and other key employees with experience and ability. The following summary of the material features of the Plan is qualified in its entirety by reference to the complete provisions of the Plan which is attached hereto as Appendix A.

         Administration. The Board of Directors of the Company or an administrative committee comprised of not less than two non-employee directors will administer the Plan. Members of the Committee shall be "Non-Employee Directors" within the meaning of Rule 16b-3 under to the 1934 Act. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee.

         The Committee has broad authority under the Plan with respect to Awards granted thereunder, including, without limitation, the authority to:

          o    select the individuals to receive Awards under the Plan;

          o determine the type, number, vesting requirements and other features and conditions of individual Awards;

          o interpret the Plan and Award Agreements issued with respect to individual Awards; and

          o    make all other decisions related to the operation of the Plan.

         Each Award granted under the Plan will be evidenced by a written award agreement that sets forth the terms and conditions of each Award and may include additional provisions and restrictions as determined by the Committee.

         Eligibility. Subject to the terms of the Plan, officers, employees and outside directors of the Company or the Bank, as the Committee shall determine from time to time, shall be eligible to receive Awards in accordance with the Plan.

         Shares of Common Stock Subject to the Plan; Share Limits. The maximum number of shares of the Company Common Stock that may be delivered pursuant to Awards under the Plan is 230,000 shares. Total Awards to outside directors will not exceed 120,000 shares in the aggregate, and no individual officer or employee shall receive options to purchase more than 55,000 shares.

         To the extent that an Award is settled in cash or a form other than shares of Common Stock, the shares that would have been delivered had there been no such cash or other settlement shall be counted against the shares available for issuance under the Plan. Shares that are subject to or underlie Awards which expire or for any reason are canceled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the Plan shall again be available for subsequent Awards under the Plan.

         Awards. The Plan authorizes grants of Stock Option Awards. Such Awards may be made by the Committee or in accordance with the specific terms of the Plan.

         Stock Option Awards. A Stock Option gives the recipient the right to purchase shares of Common Stock at a future date at a specified price per share (the "exercise price"). The per share exercise price of a Stock Option may not be less than the Fair Market Value of a share of Common Stock on the date of grant. For the purposes of the Plan, "Fair Market Value" means the closing sales price reported on the NASDAQ Capital Market (as published by The Wall Street Journal, if published) on such date or, if the Common Stock was not traded on such date, on the immediately preceding day on which the Common Stock was traded thereon. The Committee may impose additional conditions upon the right of an optionee to exercise any Option granted hereunder which are not inconsistent with the terms of the Plan. If such Option is intended to qualify as an Incentive Stock Option, within the meaning of Section 422 of the Internal Revenue Code, then such Awards will also comply with additional restrictions under Section 422 of the Internal Revenue Code as set forth in the Plan. (See "Federal Income Tax Treatment of Awards under the Plan" below).

         No shares of Common Stock may be issued upon the exercise of an Option until the Company has received full payment of the exercise price, and no optionee shall have any of the rights of a stockholder of the Company until shares of Common Stock are issued to such optionee. Upon the exercise of an Option by an optionee (or the optionee's personal representative), the Committee, in its sole and absolute discretion, may make a cash payment to the optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the optionee and the Company under Section 16(b) of the Exchange Act or any related regulations promulgated thereunder.

         Pursuant to the terms of the Plan, Non-Statutory Stock Options to purchase shares of Common Stock as detailed below will be granted to each outside director of the Company or the Bank, as of the Effective Date, at an exercise price equal to the Fair Market Value of the Common Stock on such date of grant. Options may be granted to newly appointed or elected outside directors within the sole discretion of the Committee, and the exercise price shall be equal to the Fair Market Value of such Common Stock on the date of grant. Options granted to outside directors on the Effective Date will be immediately exercisable upon grant. Such Options granted to outside directors will remain exercisable for up to ten years from the date of grant.

         Award Payouts. Payouts related to Awards may be made in the form of cash, Common Stock or combinations of cash and stock, as determined by the Committee.

         Effect of Termination of Service on Awards. Generally, the Committee will determine the impact of a termination of service upon an Award at the time of such Award. Generally, except as may otherwise be determined by the Committee at the time of the Award, an Incentive Stock Option may only be exercised while the optionee serves as an employee of the Company or the Bank or within three months after termination of employment for a reason other than death or disability (but in no event after the expiration date of the Option).

         Effect of Death or Disability on Awards. Generally, the Committee will determine the impact of death or disability upon an Award at the time of such Award. In the event of the death or disability of an optionee during employment, an exercisable Incentive Stock Option will continue to be exercisable for one year and two years, respectively, to the extent exercisable by the optionee immediately prior to the optionee's death or disability but only if, and to the extent that, the optionee was entitled to exercise such Incentive Stock Options on the date of termination of employment.

Specific Benefits Under the Plan

         The table below presents information related to Stock Option Awards to be awarded to outside directors of the Company and the Bank upon stockholder approval of the Plan. The Plan provides that each outside director will receive from 7,500 to 10,000 stock options on the date of stockholder approval of the Plan. No specific determination has been made with respect to Awards that may be made to the officers and employees of the Company and the Bank. It is anticipated that the Committee will make a determination related to such Awards to officers and employees prior to December 31, 2005, and that such Awards will be immediately exercisable so that such Awards will not result in any financial reporting expense recognition that will be required for options that will vest or be awarded after December 31, 2005 in accordance with FAS 123(r) (See, "Accounting Treatment"). The Committee will consider such information as it deems necessary and appropriate in making its determination related to any Awards, including job responsibilities, individual and Company performance, the Company's compensation philosophy and programs, and stock compensation practices by other financial institutions.


                                NEW PLAN BENEFITS
                   Parke Bancorp, Inc. 2005 Stock Option Plan
--------------------------------------------------------------------------------
                                                                    Number of
                                                       Dollar        Options
                                                       Value      to be Awarded
--------------------------------------------------------------------------------
Named Executive Officers:
Vito S. Pantilione, President and                        --          TBD(1)
   Chief Executive Officer
Ernest D. Huggard, Senior Vice President and             --          TBD(1)
   Chief Financial Officer
David O. Middlebrook, Senior Vice                        --          TBD(1)
   President and Corporate Secretary
Directors:
Fred G. Choate                                           -- (2)      10,000(3)
Daniel J. Dalton                                         -- (2)       7,500(3)
Celestino R. Pennoni                                     -- (2)      10,000(3)
Non-employee directors as a group                        -- (2)      27,500(3)
Executive officers as a group                            --          TBD(1)
Non-executive officer employees as a group               --          TBD(1)

-------------------------
(1) To be determined. It is anticipated that if the Plan receives stockholder approval, Awards to officers and employees may be made by the Committee during the calendar quarter ending December 31, 2005, however, at this time, no assurances can be made that such Awards will in fact be made, the recipient of such Awards, or the level of such individual Awards.
(2) The exercise price of such Options shall be equal to the Fair Market Value of the Common Stock on the date of award. Thus, on the date of stockholder approval, the Options have no value for the recipient. The value of the Options will equal the difference between the exercise price of such Options and the market price of the Common Stock on the date of exercise of an Option. Accordingly, the value to the recipient is not determinable until the Option is exercised.
(3) Options awarded to outside directors are immediately exercisable on the date of grant, and shall remain exercisable for ten years without regard to continued service as a director or director emeritus.

         Acceleration of Awards. Unless otherwise determined by the Committee, upon a Change in Control of the Company or the Bank, each Stock Option then outstanding shall become fully vested and remain exercisable for its remaining term.

         For the purposes of the Plan, "Change in Control" shall mean: (i) the sale of all, or a material portion, of the assets of the Company or its subsidiaries; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity; or (iii) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Company by any person, trust, entity or group. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

         The power of the Committee to accelerate the exercisability of Options and the immediate exercisability of Options in the case of a Change in Control of the Company or the Bank could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following such exercise of Options. The power of the Committee to make adjustments in connection with the Plan, including adjusting the number of shares subject to Options and canceling Options, prior to or after the occurrence of an extraordinary corporate action, allows the Committee to adapt the Plan to operate in changed circumstances, to adjust the Plan to fit a smaller or larger institution, and to permit the issuance of Options to new management following such extraordinary corporate action. However, this power of the Committee also has an anti-takeover effect, by allowing the Committee to adjust the Plan in a manner to allow the present management of the Company to exercise more Options and hold more shares of the Company's Common Stock, and to possibly decrease the number of Options available to new management of the Company.

         Although the Plan may have an anti-takeover effect, the Company's Board of Directors did not adopt the Plan specifically for anti-takeover purposes. The Plan could render it more difficult to obtain support for stockholder proposals opposed by the Company's Board and management in that recipients of Options could choose to exercise such Options and thereby increase the number of shares for which they hold voting power. Also, the exercise of such Options could make it easier for the Board and management to block the approval of certain transactions. In addition, the exercise of such Options could increase the cost of an acquisition by a potential acquiror.

         Adjustments. As is customary in equity incentive plans of this nature, each share limit and the number and kind of shares available under the Plan and any outstanding Awards as well as the exercise or purchase prices of Awards, are subject to proportional adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends or similar events that change the number or kind of shares outstanding, as well as in the case of extraordinary dividends or distributions of property to the stockholders. In the event of such an adjustment as described above, the Committee may, if it deems it appropriate and equitable under the circumstances, make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding Awards, based upon the distribution or consideration payable to holders of the Common Stock.

         Transfer Restrictions. Unless otherwise determined by the Committee, an individual may not transfer, assign, hypothecate, or dispose of an Option in any manner, other than by will or the laws of intestate succession. The Committee may provide for the transfer or assignment of a non-statutory stock option if it determines that the transfer or assignment is for valid estate planning purposes.

         Amendment or Termination of the Plan. The Committee may amend, modify or terminate the Plan, except that no such amendment may have the effect of repricing the exercise price of Options and any material amendments to the Plan shall be subject to a ratification vote by the Company's stockholders.

Federal Income Tax Treatment of Awards Under the Plan

         The following discussion of the general tax principles applicable to the Plan summarizes the federal income tax consequences of the Plan under current federal law, which is subject to change at any time. This summary is not intended to be exhaustive and, among other considerations, does not describe state or local tax consequences.

         Nonstatutory Stock Options. The optionee generally recognizes taxable income in an amount equal to the difference between the Option exercise price and the Fair Market Value of the shares at the time of exercise. The Company will receive a tax deduction equal to the ordinary income recognized by the optionee. Employees exercising non-statutory stock options are also subject to federal, state, and local (if any) tax withholding on the option income. Outside directors are not subject to tax withholding.

         Incentive Stock Options. The optionee generally does not recognize taxable income upon exercise of an Incentive Stock Option. If the optionee does not dispose of the Common Stock acquired upon exercise for the required holding periods of two years from the date of grant and one year from the date of exercise, income from a subsequent sale of the shares is treated as a capital gain for tax purposes. However, the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of Option exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax for an optionee. However, if the optionee disposes of the shares prior to the expiration of the required holding periods, the optionee has made a disqualifying disposition of the stock. Upon a disqualifying disposition, the optionee will recognize taxable income equal to the difference between the exercise price and the Fair Market Value of the Company Common Stock on the date of exercise, and the Company will receive a tax deduction equal to the ordinary income recognized by the optionee. Currently, the Internal Revenue Service does not require tax withholding on disqualifying dispositions.

         In accordance with Section 162(m) of the Internal Revenue Code, the Company's tax deductions for compensation paid to the most highly paid executives named in the Company's Proxy Statement may be limited to no more than $1 million per year, excluding certain "performance-based" compensation. The award of Options under the Plan is intended to comply with the requirement for an exception to Section 162(m) of the Code applicable to stock option plans so that the amount of the Company's deduction for compensation related to the exercise of Options would not be limited by Section 162(m) of the Internal Revenue Code.

         Accounting  Treatment.  Common Stock  issuable  pursuant to outstanding
Options under the Plan will be considered outstanding for purposes of calculating earnings per share on a diluted basis. The Financial Accounting Standards Board has announced a change in the required accounting methods applicable to stock options effective after June 15, 2005. Under such accounting requirements, the Company will be required to recognize compensation expense beginning as of January 1, 2006, related to stock options outstanding based upon the fair value of such awards at the date of grant over the period that such awards are earned. Awards to outside directors and anticipated Awards to officers and employees made during December 2005 are anticipated to be immediately exercisable and, therefore, not require any financial reporting expensing of such Awards in the future.

         Possible Dilutive Effects of the Plan. The Common Stock to be issued upon the exercise of Options awarded under the Plan may either be authorized but unissued shares of Common Stock or shares purchased in the open market. Because the stockholders of the Company do not have preemptive rights, to the extent that the Company funds the Plan, in whole or in part, with authorized but unissued shares, the interests of current stockholders may be diluted. If upon the exercise of all of the Options, the Company delivers newly issued shares of Common Stock (i.e., 230,000 shares of Common Stock), then the dilutive effect to current stockholders would be approximately 9.1%. The Company can avoid dilution resulting from awards under the Plan by delivering shares repurchased in the open market upon the exercise of Options.

Securities Authorized for Issuance Under Equity Compensation Plans

         Set forth below is information as of December 31, 2004 with respect to compensation plans under which equity securities of the Company are authorized for issuance.


                                           EQUITY COMPENSATION PLAN INFORMATION
                                                    (a)                       (b)                        (c)

                                                                                                    Number of securities
                                                                                               remaining available for future
                                                                                                  issuance under equity
                                        Number of securities to be      Weighted-average            compensation plans
                                          issued upon exercise of       exercise price of      (excluding securities reflected
                                            outstanding options        outstanding options            in column (a))
                                            -------------------        -------------------            --------------
Equity compensation plans
  approved by shareholders.............            133,967                     $9.39                      71,243
                                                   -------                     -----                      ------
     TOTAL............................             133,967                     $9.39                      71,243
                                                   =======                     =====                      ======

Shareholder Approval

         Shareholder approval of the Plan is being sought in accordance with the listing standards of the NASDAQ Capital Market. Additional purposes of requesting shareholder approval of the Plan are to permit the Options to qualify as Incentive Stock Options in accordance with the Internal Revenue Code and to meet the requirements for the tax-deductibility of certain compensation items under Section 162(m) of the Internal

Revenue Code. Additionally, shareholder approval of the Plan will enable recipients of Stock Options to qualify for certain exemptive treatment from the short-swing profit recapture provisions of Section 16(b) of the Exchange Act.

         In voting on the approval of the Plan, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, this matter requires the affirmative vote of a majority of the votes cast at the Meeting. Abstentions and broker non-votes will have no effect on the voting.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF
                 THE PARKE BANCORP, INC. 2005 STOCK OPTION PLAN.

--------------------------------------------------------------------------------
                              SHAREHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy materials for the annual meeting of shareholders to be held in 2006, all shareholder proposals must be received at the executive office of the Company at 601 Delsea Drive, Washington Township, New Jersey 08080 by November 25, 2005. Shareholder proposals must meet other applicable criteria as set forth in the bylaws in order to be considered for inclusion in the proxy materials.

         Shareholder proposals that are not included in the Company's proxy statement for the 2006 annual meeting will only be considered at such meeting if the shareholder submits notice of the proposal to the Company at the above address by February 25, 2006. Shareholder proposals must meet other applicable criteria as set forth in the bylaws in order to be considered at the 2006 annual meeting.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any other matters to come before the Meeting. However, if any other matters should properly come before the Meeting or any adjournments, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

                                         BY ORDER OF THE BOARD OF DIRECTORS


                                         /s/David O. Middlebrook

                                         David O. Middlebrook
                                         Corporate Secretary

--------------------------------------------------------------------------------
                               PARKE BANCORP, INC.
                                601 DELSEA DRIVE
                      WASHINGTON TOWNSHIP, NEW JERSEY 08080
--------------------------------------------------------------------------------
                         SPECIAL MEETING OF SHAREHOLDERS
                                DECEMBER 20, 2005
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of Parke Bancorp, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company, which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting"), to be held at the main office of the Company, 601 Delsea Drive, Washington Township, New Jersey, on December 20, 2005, at 2:00 p.m. and at any and all adjournments thereof, in the following manner:

                                              FOR       AGAINST      ABSTAIN
1.        Approval of the
          Parke Bancorp., Inc.
          2005 Stock Option Plan              |_|        |_|          |_|


          The Board of Directors recommends a vote "FOR" the above listed proposal.


THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE PROPOSAL STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the shareholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Special Meeting of Shareholders and a Proxy Statement dated November 18, 2005.


                                            o    Check Box if You Plan
Dated:  ___________________________              to Attend the Special Meeting.



___________________________________            _________________________________
PRINT NAME OF SHAREHOLDER                      PRINT NAME OF SHAREHOLDER


___________________________________            _________________________________
SIGNATURE OF SHAREHOLDER                       SIGNATURE OF SHAREHOLDER



Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------

                                                                      APPENDIX A
                                                                      ----------

                               PARKE BANCORP, INC.
                             2005 STOCK OPTION PLAN

 1.      PURPOSE OF PLAN.

The purpose of this 2005 Stock Option Plan is to provide incentives and rewards to officers, employees and directors that contribute to the success and growth of Parke Bancorp, Inc. and its Affiliates, and to assist all these entities in attracting and retaining directors, executives and other key employees with experience and ability.

2.       DEFINITIONS.

"Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

"Award" means a grant of Stock Options, as set forth in Section 6 of the Plan.

"Bank" means Parke Bank, and any successors thereto.

"Beneficiary" means the person or persons designated by the Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing by the Participant and addressed to the Company or the Committee on forms provided for this purpose by the Committee, and delivered to the Company or the Committee. Such
Beneficiary designation may be changed from time to time by similar written notice to the Committee. A Participant's last will and testament or any codicil thereto shall not constitute written designation of a Beneficiary. In the absence of such written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, the Participant's estate.

"Board of Directors" means the board of directors of the Company.

"Cause" or "Termination for Cause" shall include termination resulting from allegations of theft; falsification of records; fraud; embezzlement; gross negligence or willful misconduct; causing the Company to violate any federal, state or local law, or administrative regulation or ruling having the force and effect of law; insubordination; conflict of interest; diversion of corporate opportunity; or conduct that results in publicity that reflects unfavorably on the Company.

"Change in Control" shall mean: (i) the sale of all, or a material portion, of the assets of the Company or its Affiliates; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity; (iii) a change in control of the Company, as otherwise defined or determined by the New Jersey Department of Banking and Insurance ("Department") or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of twenty percent (20%) or more of the outstanding voting securities of the Company by any person, trust, entity or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of Company stock. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

"Code" means the Internal Revenue Code of 1986, as amended.

"Committee" means the Board of Directors of the Company or the administrative committee designated, pursuant to Section 3 of the Plan, to administer the Plan.

"Common Stock" means the common stock of the Company.

"Company" means Parke Bancorp, Inc., and any successor entity or any future parent corporation of the Bank.

"Director" means a person serving as a member of the Board of Directors of the Company from time to time.

"Director Emeritus" means a person serving as a director emeritus, advisory director, consulting director or other similar position as may be appointed by the Board of Directors of the Company or an Affiliate from time to time.

"Disability" means (a) with respect to Incentive Stock Options, the "permanent and total disability" of the Employee as such term is defined at Section 22(e)(3) of the Code; and (b) with respect to other Awards, any physical or mental impairment which renders the Participant incapable of continuing in the employment or service of the Company or its Affiliates in his or her then current capacity as determined by the Committee.

"Effective Date" shall mean the date of stockholder approval of the Plan by the stockholders of the Company.

"Eligible Participant" means an Employee or Outside Director who may receive an Award under the Plan.

"Employee" means any person employed by the Company or an Affiliate. Directors who are also employed by the Company or an Affiliate shall be considered Employees under the Plan.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Exercise Price" means the price at which an individual may purchase a share of Common Stock pursuant to an Option.

"Fair Market Value" means the closing sales price reported on the Nasdaq Capital Market (as published by The Wall Street Journal, if published) on such date or, if the Common Stock was not traded on such date, on the immediately preceding day on which the Common Stock was traded thereon or the last previous date on which a sale is reported.

"Incentive Stock Option" means a Stock Option granted under the Plan, that is intended to meet the requirements of Section 422 of the Code.

"Non-Statutory Stock Option" means a Stock Option granted to an individual under the Plan that is not intended to be and is not identified as an Incentive Stock Option, or an Option granted under the Plan that is intended to be and is identified as an Incentive Stock Option, but that does not meet the requirements of Section 422 of the Code.

"Option" or "Stock Option" means an Incentive Stock Option or a Non-Statutory Stock Option, as applicable.

"Outside Director" means a member of the Board of Directors of the Company or an Affiliate who is not also an Employee.

"Parent" means any present or future corporation which would be a "parent corporation" of the Bank or the Company as defined in Sections 424(e) and (g) of the Code.

"Participant" means an individual who is granted an Award pursuant to the terms of the Plan.

"Plan" means this Parke Bancorp, Inc. 2005 Stock Option Plan.


3.       ADMINISTRATION.

          (a) The Committee shall administer the Plan. The Committee shall consist of two or more disinterested directors of the Company, who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed to be disinterested only if he or she satisfies: (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) of the Exchange Act and (ii) and to the extent deemed appropriate by the Board of Directors, such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code; provided, however, a failure to comply with the requirements of this subparagraph (ii) shall not disqualify any actions taken by the Committee. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In no event may the Committee revoke outstanding Awards without the consent of the Participant. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

          (b)  Subject to paragraph (a) of this Section 3, the Committee shall:

                    (i) select the individuals who are to receive grants of Awards under the Plan;
                    (ii) determine the type,  number,  vesting  requirements and other features and conditions of Awards made under the Plan;
                    (iii) interpret  the Plan and Award  Agreements  (as defined below); and
                    (iv) make all other  decisions  related to the  operation of the Plan.

                    (c) Each Award granted under the Plan shall be evidenced by a written agreement (i.e., an

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                  "Award  Agreement").  Each Award Agreement shall  constitute a binding contract between the Company or an Affiliate and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be set in accordance with the Plan, but each Award Agreement may also include any additional provisions and restrictions determined by the Committee. In particular, and at a minimum, the Committee shall set forth in each Award
                  Agreement:

                    (i)  the type of Award granted;
                    (ii) the Exercise Price for any Option;
                    (iii) the  number of shares or rights  subject to the Award;
                    (iv) the expiration date of the Award;
                    (v) the manner, time and rate (cumulative or otherwise) of exercise or vesting of the Award; and
                    (vi) the restrictions,  if any, placed on the Award, or upon shares which may be issued upon the exercise or vesting of the Award.

         The Chairman of the Committee and/or the President of the Company are hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the Participants granted Awards under the Plan.

          (d) Six Month Holding Period. Subject to vesting requirements, if applicable, except in the event of death or Disability of the Participant or a Change in Control of the Company, a minimum of six months must elapse between the date of the grant of an Option and the date of the sale of the Common Stock received through the exercise of such Option.

4.       ELIGIBILITY.

Subject to the terms of the Plan, Employees and Outside Directors, as the Committee shall determine from time to time, shall be eligible to receive Awards in accordance with the Plan.

5.       SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMITS.

5.1 Shares Available. Subject to the provisions of Section 7, the Common Stock that may be delivered under this Plan shall be shares of the Company's authorized but unissued Common Stock, shares of Common Stock purchased in the open-market by the Company or any trust established for purposes of administration of the Plan and any shares of Common Stock held as treasury shares.

5.2 Share Limits. The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under this Plan (the "Share Limit") equals 230,000 shares.

5.3 Awards Settled in Cash, Reissue of Awards and Shares. To the extent that an Award is settled in cash or a form other than shares of Common Stock, the shares that would have been delivered had there been no such cash or other settlement shall be counted against the shares available for issuance under this Plan. Shares that are subject to or underlie Awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again be available for subsequent Awards under this Plan.

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5.4  Reservation of Shares;  No Fractional  Shares;  Minimum Issue.  The Company
shall at all times reserve a number of shares of Common Stock sufficient to cover the Company's obligations and contingent obligations to deliver shares with respect to Awards then outstanding under this Plan. No fractional shares shall be delivered under this Plan. The Committee may pay cash in lieu of any fractional shares in settlements of Awards under this Plan. No fewer than 100 shares may be purchased on exercise of any Stock Option unless the total number purchased or exercised is the total number at the time available for purchase or exercise by the Participant.

6.       AWARDS.

6.1 Except as otherwise detailed herein, the Committee shall determine the type or types of Award(s) to be made to each Eligible Participant or Outside Director. Awards may be granted singularly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Company. The types of Awards that may be granted under this Plan are Stock Options which qualify as either Incentive Stock Options or Non-Statutory Stock Options, as follows:

          (a) STOCK OPTIONS.

                  The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Stock Options to Employees and Outside Directors, subject to terms and conditions as it may determine, to the extent that such terms and conditions are consistent with the following provisions:

                    (i) EXERCISE PRICE. The Exercise Price of Stock Options shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant.

                    (ii) TERMS  OF  OPTIONS.  In  no  event  may  an  individual exercise an Option,  in whole or in part, more than ten
                         (10) years from the date of grant.

                    (iii) NON-TRANSFERABILITY.  Unless  otherwise  determined by the Committee, an individual may not transfer, assign, hypothecate, or dispose of an Option in any manner, other than by will or the laws of intestate succession. The Committee may, however, in its sole discretion, permit the transfer or assignment of a Non- Statutory Stock Option, if it determines that the transfer or assignment is for valid estate planning purposes and is permitted under the Code and Rule 16b-3 of the Exchange Act. For purposes of this Section 6.1(a), a transfer for valid estate planning purposes includes, but is not limited to, transfers:

                           (1) to a revocable INTER VIVOS trust, as to which an individual is both settlor and trustee;

                           (2) for no consideration to: (a) any member of the individual's Immediate Family; (b) a trust solely for the benefit of members of the individual's Immediate Family; (c) any partnership whose only partners are members

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

                                    of the individual's Immediate Family; or (d)
                                    any limited  liability  corporation or other
                                    corporate   entity  whose  only  members  or
                                    equity    owners   are    members   of   the
                                    individual's Immediate Family.

                                    For purposes of this Section 6.1, "Immediate
                                    Family"  includes,  but is  not  necessarily
                                    limited   to,   a   Participant's   parents,
                                    grandparents,        spouse,       children,
                                    grandchildren,   siblings   (including  half
                                    brothers and sisters),  and  individuals who
                                    are  family  members  by  adoption.  Nothing
                                    contained  in  this  Section  6.1  shall  be
                                    construed  to require the  Committee to give
                                    its approval to any  transfer or  assignment
                                    of any Non-Statutory Stock Option or portion
                                    thereof,  and approval to transfer or assign
                                    any  Non-Statutory  Stock  Option or portion
                                    thereof  does not mean  that  such  approval
                                    will be  given  with  respect  to any  other
                                    Non-Statutory   Stock   Option  or   portion
                                    thereof.  The  transferee or assignee of any
                                    Non- Statutory Stock Option shall be subject
                                    to   all  of  the   terms   and   conditions
                                    applicable  to  such   Non-Statutory   Stock
                                    Option immediately prior to the transfer or assignment and shall be subject to any other conditions prescribed by the Committee with respect to such Non-Statutory Stock Option.

                    (iv) SPECIAL    RULES   FOR   INCENTIVE    STOCK    OPTIONS.
                         Notwithstanding the foregoing provisions, the following rules shall further apply to grants of Incentive Stock
                         Options:

                           (1) If an Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than ten percent (10%) of the total combined voting securities of the Company at the time the Committee grants the Incentive Stock Option (a "10% Owner"), the Exercise Price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

                           (2) An Incentive Stock Option granted to a 10% Owner shall not be exercisable more than five (5) years from the date of grant.

                           (3) To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are
                                    exercisable   for  the  first   time  by  an
                                    Employee during any calendar year, under the
                                    Plan or any other  stock  option plan of the
                                    Company,  exceeds  $100,000,  or such higher
                                    value as may be permitted  under Section 422
                                    of the  Code,  Incentive  Stock  Options  in
                                    excess  of  the  $100,000   limit  shall  be
                                    treated as Non-Statutory Stock Options. Fair
                                    Market Value shall be determined as of the date of grant for each Incentive Stock Option.

                           (4) Each Award Agreement for an Incentive Stock Option shall require the individual to notify the Committee within ten (10) days of any disposition of shares of Common Stock under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying

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

                                    dispositions).

                           (5)      Incentive  Stock Options may only be awarded
                                    to  an   Employee  of  the  Company  or  its
                                    Affiliates.

                  (v) OPTION AWARDS TO OUTSIDE DIRECTORS. Subject to the limitations of Section 6.4(a), Non-Statutory Stock Options to purchase shares of Common Stock will be granted to each Outside Director as of the Effective Date, at an Exercise Price equal to the Fair Market Value of the Common Stock on such date of grant, as follows:


                                      C.R. Pennoni                 10,000
                                      Fred G. Choate               10,000
                                      Tom Hedenberg                 8,500
                                      Jeff Kripitz                  7,500
                                      Jack Sheppard                 7,500
                                      Daniel J. Dalton              7,500
                                      Edward Infantolino            7,500
                                      Anthony Janetti               7,500
                                      Ray H. Tresch                 7,500
                                      Richard Phalines              7,500
                                      Arret Dodson                  7,500

                           The Options will be first exercisable as of such date of grant. Such Options shall continue to be exercisable for a period of ten years following the date of grant without regard to the continued services of such Outside Director as a director or Director Emeritus. In the event of the Outside Director's death, such Options may be exercised by the Beneficiary or the personal representative of his estate or person or persons to whom his rights under such Option shall have passed by will or by the laws of descent and distribution. Options may be granted to newly appointed or elected Outside Directors within the sole discretion of the Committee. The Exercise Price per share of such Options granted shall be equal to the Fair Market Value of the Common Stock at the time such Options are granted. Unless otherwise inapplicable, or inconsistent with the provisions of this paragraph, the Options to be granted to Outside Directors hereunder shall be subject to all other provisions of this Plan.

6.2 Award Payouts.  Awards may be paid out in the form of cash, Common Stock, or
combinations   thereof  as  the  Committee  shall   determine,   and  with  such
restrictions as it may impose.

6.3 Consideration for Stock Options. The Exercise Price for any Stock Option granted under this Plan may be paid by means of any lawful consideration as determined by the Committee, including, without limitation, one or a combination of the following methods:

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


                  (a) cash, check payable to the order of the Company, or electronic funds transfer;

                  (b)      the  delivery of  previously  owned  shares of Common
                           Stock; or

                  (c) subject to such procedures as the Committee may adopt, pursuant to a "cashless exercise" with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of such Stock Option.

In no event shall any shares newly-issued by the Company be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. In the event that the Committee allows a Participant to exercise an Option by delivering shares of Common Stock previously owned by such Participant, any such shares delivered which were initially acquired by the Participant from the Company (upon exercise of a stock option or otherwise) must have been owned by the Participant for at least six months prior to such date of delivery. Shares of Common Stock used to satisfy the Exercise Price of an Option shall be valued at their Fair Market Value on the date of exercise. The Company will not be obligated to deliver any shares unless and until it receives full payment of the Exercise Price and any related withholding obligations under Section 9.5 have been satisfied, or until any other conditions applicable to exercise or purchase have been satisfied. No Shares of Common Stock shall be issued until full payment has been received by the Company, and no Participant shall have any of the rights of a stockholder of the Company until shares of Common Stock are issued upon the exercise of such Stock Options. Unless expressly provided otherwise in the applicable Award Agreement, the Committee may at any time within its sole discretion eliminate or limit a Participant's ability to pay the purchase or Exercise Price of any Award by any method other than a cash payment to the Company.

6.4      Limitations on Awards.

          (a) Stock Option Award Limitations. In no event shall Shares subject to Options granted to Outside Directors in the aggregate under this Plan exceed more than 120,000 shares of Common Stock authorized for delivery under this Plan. In no event shall Shares subject to Options granted to any single Employee exceed more than 55,000 shares of Common Stock authorized for delivery under the Plan.

          (b) Vesting of Awards. Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of an Award, Stock Options will be first exercisable as of the date of grant of such Award.

7.       EFFECT OF TERMINATION OF SERVICE ON AWARDS.

7.1 General. The Committee shall establish the effect of a termination of employment or service on the continuation of rights and benefits available under an Award, and, in so doing, may make distinctions based upon, INTER ALIA, the recipient of such Award, the cause of termination and the type of the Award. Notwithstanding the foregoing, the terms of Awards shall be consistent with the following, as applicable:

          (a) Termination of Employment. In the event that any Participant's employment with the Company shall terminate for any reason, other than Disability or death, all of any such Participant's Incentive Stock Options, and all of any such Participant's rights to purchase or receive shares of Common Stock pursuant thereto, shall automatically terminate on

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

               (A) the earlier of (i) or (ii): (i) the respective expiration dates of any such Incentive Stock Options, or (ii) the expiration of not more than three (3) months after the date of such termination of employment; or (B) at such later date as is determined by the Committee at the time of the grant of such Award based upon the Participant's continuing status as a Director or Director Emeritus of the Bank or the Company, but only if, and to the extent that, the Participant was entitled to exercise any such Incentive Stock Options at the date of such termination of employment, and further that such Award shall thereafter be deemed a Non-Statutory Stock Option.

          (b) Disability. In the event that any Participant's employment with the Company shall terminate as the result of the Disability of such Participant, such Participant may exercise any Incentive Stock Options granted to the Participant pursuant to the Plan at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one (1) year after the date of such termination of employment, but only if, and to the extent that, the Participant was entitled to exercise any such Incentive Stock Options at the date of such termination of employment.

          (c) Death. In the event of the death of a Participant, any Incentive Stock Options granted to such Participant may be exercised by the Participant's Beneficiary or the person or persons to whom the Participant's rights under any such Incentive Stock Options pass by will or by the laws of descent and distribution (including the Participant's estate during the period of administration) at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is two
               (2) years after the date of death of such Participant, but only if, and to the extent that, the Participant was entitled to exercise any such Incentive Stock Options at the date of death. For purposes of this Section 7.1(c), any Incentive Stock Option held by an Participant shall be considered exercisable at the date of his death if the only unsatisfied condition precedent to the exercisability of such Incentive Stock Option at the date of death is the passage of a specified period of time. At the discretion of the Committee, upon exercise of such Options, the Beneficiary may receive Shares or cash or a combination thereof. If cash shall be paid in lieu of shares of Common Stock, such cash shall be equal to the difference between the Fair Market Value of such Shares and the exercise price of such Options on the exercise date.

7.2 Events Not Deemed Terminations of Employment or Service. Unless Company policy or the Committee provides otherwise, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Company or the Committee; provided that, unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any Employee on an approved leave of absence, continued vesting of the Award while on leave may be suspended until the Employee returns to service, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term set forth in the Award Agreement.

7.3 Effect of Change of Affiliate Status. For purposes of this Plan and any Award, if an entity ceases to be an Affiliate of the Company, a termination of employment or service shall be deemed to have occurred with respect to each individual who does not continue as an Employee or Outside Director with another entity within the Company after giving effect to the Affiliate's change in status.

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8. ADJUSTMENTS; ACCELERATION UPON A CHANGE IN CONTROL.

8.1 Adjustments. Upon any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split ("stock split"); any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution with respect to the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Company, or any similar, unusual or extraordinary corporate transaction affecting the Common Stock; or a sale of all or substantially all the business or assets of the Company in its entirety; then the Committee shall, in such manner, to such extent (if any) and at such times as it deems appropriate and equitable under the circumstances:

          (a) proportionately adjust any or all of: (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific Share Limits, maximums and numbers of shares set forth elsewhere in this Plan); (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards; (3) the grant, purchase, or Exercise Price of any or all outstanding Awards; (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding Awards; or (5) the performance standards applicable to any outstanding Awards; or

          (b) make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding Awards, based upon the distribution or consideration payable to holders of the Common Stock.

8.2 The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash or property settlement and, in the case of Options, may base such settlement solely upon the excess, if any, of the per share amount payable upon or in respect of such event over the Exercise Price or base price of the Award. With respect to any Award of an Incentive Stock Option, the Committee may make an adjustment that causes the Option to cease to qualify as an Incentive Stock Option without the consent of the affected Participant.

8.3 Upon any of the events set forth in Section 8.1, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the Awards in the same manner as is or will be available to stockholders of the Company generally. In the case of any stock split or reverse stock split, if no action is taken by the Committee, the proportionate adjustments contemplated by Section 8.1(a) above shall nevertheless be made.

8.4 Automatic Acceleration of Awards. Unless otherwise determined by the Committee, upon the death or Disability of an Award recipient or upon a Change in Control of the Company or the Bank, each Stock Option then outstanding shall become fully vested and exercisable and remain exercisable for its remaining term.

8.5 Acceleration of Vesting. The Committee shall at all times have the power to accelerate the exercise date of Options with respect to previously granted Awards.

9. MISCELLANEOUS PROVISIONS.

9.1 Compliance with Laws. This Plan, the granting and vesting of Awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be

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

necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Company, provide such assurances and representations to the Company as may be deemed necessary or desirable to assure compliance with all applicable legal and accounting requirements.

9.2 Claims. No person shall have any claim or rights to an Award (or additional Awards, as the case may be) under this Plan, subject to any express contractual rights to the contrary (set forth in a document other than this Plan).

9.3 No Employment/Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any Award Agreement) shall confer upon any Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or affect an Employee's status as an employee-at-will, nor interfere in any way with the right of the Company to change a Participant's compensation or other benefits, or terminate his or her employment or other service, with or without cause. Nothing in this Section 9.3, however, is intended to adversely affect any express independent right of such Participant under a separate employment or service contract other than an Award Agreement.

9.4 Plan Not Funded. Awards payable under this Plan shall be payable in shares of Common Stock or from the general assets of the Company. No Participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly provided otherwise) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. Notwithstanding the foregoing, the Company may establish a trust with respect to Awards made in accordance with Section 6.1(b) herein. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

9.5 Tax Withholding. Upon any exercise, vesting, or payment of any Award, the Company shall have the right, within its sole discretion, to:

          (a) require the Participant (or the Participant's personal representative or Beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Company may be required to withhold with respect to such Award or payment; or

          (b) deduct from any amount otherwise payable in cash to the Participant (or the Participant's personal representative or Beneficiary, as the case may be) the minimum amount of any taxes which the Company may be required to withhold with respect to such cash payment, or

          ( c) in any case where tax withholding is required in connection with the delivery of shares of Common Stock under this Plan, the Committee may, in its sole discretion, pursuant to such rules and subject to such conditions as the Committee may establish, reduce the number of shares to be delivered to the Participant by the appropriate number of shares, valued in a consistent manner at their Fair Market Value as necessary to satisfy the minimum applicable withholding obligation. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law.

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

9.6      Effective Date, Termination and Suspension, Amendments.

          (a) This Plan is effective upon the later of approval of the Plan by the Board of Directors of the Company or the vote of approval by the stockholders of the Company ("Approval Date"). Unless earlier terminated by the Board, this Plan shall terminate at the close of business on the day before the tenth anniversary of the Approval Date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional Awards may be granted under this Plan, but previously granted Awards (and the authority of the Committee with respect thereto, including the authority to amend such Awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

          (b) Board Authorization. Subject to applicable laws and regulations, the Board of Directors may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part; provided, however, that no such amendment may have the effect of repricing the Exercise Price of Options. No Awards may be granted during any period that the Board of Directors suspends this Plan.

          (c) Stockholder Approval. Stockholder approval of such Plan shall be determined by an affirmative vote of a majority of the votes cast on the matter at a meeting of stockholders of the Company. Any material amendment to the Plan deemed to require a ratification vote of stockholders shall be ratified by an affirmative vote of a majority of the votes cast at a meeting of stockholders of the Company.

          (d) Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change affecting any outstanding Award shall, without the written consent of the Participant, affect in any manner materially adverse to the
               Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 8 shall not be deemed to constitute changes or amendments for purposes of this Section 9.6.

9.7      Governing Law; Compliance with Regulations; Construction; Severability.

          (a) This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with, the laws of the State of New Jersey to the extent not preempted by Federal law.

          (b) Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

          (d) Plan Construction; Rule 16b-3. It is the intent of the Company that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Company shall have no liability to any Participant for Section 16 consequences of Awards or events affecting Awards if an Award or event does not so qualify.

          (e) Shares of Common Stock shall not be issued with respect to any Award granted under the Plan unless the issuance and delivery of such shares shall comply with all relevant provisions of applicable law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any stock exchange upon which the shares may then be listed.

          (f) The inability of the Company to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of Common Stock issuable hereunder shall relieve the Company of any liability with respect to the non-issuance or sale of such shares.

          (g) As a condition to the exercise of any Option or the delivery of shares in accordance with an Award, the Company may require the person exercising the Option or receiving delivery of the shares to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

          (h) Notwithstanding anything herein to the contrary, upon the termination of employment or service of a Participant by the Company or an Affiliate for "cause" as determined by the Board of Directors or the Committee, all Awards held by such Participant which have not yet been delivered shall be forfeited by such Participant as of the date of such termination of employment or service.

          (i) Upon the exercise of an Option, the Committee, in its sole and absolute discretion, may make a cash payment to the Participant, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Participant or the Company under
               Section 16(b) of the Exchange Act and regulations promulgated thereunder, or subject the Participant to additional tax liabilities related to such cash payments pursuant to Section 409A of the Code.

9.8 Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

9.9 Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board of Directors or the Committee to grant Awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

9.10 Limitation on Liability. No Director, member of the Committee shall be liable for any determination made in good faith with respect to the Plan or any Awards granted. If a Director or member of the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by any reason of anything done or not done by him in such capacity under or with respect to the Plan, the Company shall indemnify such person against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in the best interests of the Company and its Affiliates and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.